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                                                                 EXHIBIT 10.22


                             The Companies Act, 1985

                           ----------------------------

                            COMPANY LIMITED BY SHARES

                           ----------------------------

                           Memorandum of Association of

                           ----------------------------

                         INTERNETSTUDIOS.COM UK LIMITED

1.  The name of the Company is INTERNETSTUDIOS.COM UK LIMITED.
2.  The Registered Office of the Company will be situated in England.
3.  The Objects for which the Company are established are:

   (a) To carry on, in conjunction with each other or as separate and distinct undertakings, all or any of the following businesses: manufactures, imports, exporters, agents, dealers (both wholesale and retail) in all articles of commercial, manufacturing personal and household use and consumption and in all kinds of raw material; warehousemen; storage contractors, shipping and forwarding agents; manufactures of an dealers in all types of equipment and machinery; dealers in property and estates; property developers and investors; property managers; to offer services of accountant, bookkeeper or secretary; estate agents, insurance agents and brokers, financiers, financial agents and to act as nominee, trustee, agent, factor, broker, executor, administrator, receiver for or otherwise on behalf of Companies, Corporations, firmsor persons, builders; scaffolders; contractors; sign makers; heating and ventilation engineers and contractors; refrigeration engineers, specialists and contractors; decorators; painters; bricklayers; carpenters; shuttering manufacturers and erectors; joiners, public works contractors; plasterers, plumbers, electricians, shop front fitters; carpet dealers and layers; builders and decorators' merchants; civil, mechanical, constructional, agricultural, consulting, heating electrical and general engineers; architects, welders, sheet metal workers; double glazing and window consultants; blacksmiths, motor engineers; garage proprietors; car dealers; car hire service, taxi proprietors and operators; travel agents, tour operators, proprietors of vehicles and vessels of all kinds, transport and haulage contractors; general engineers; tool makers; booking agents for, and managers of, theatres, cinemas and all other kinds of entertainments and sporting events; turf and sporting accountants in all their branches; proprietors of shops, cafes, clubs, hotels restaurants, catering contractors, dealers in foods and provisions of all kinds; wine and spirit merchants; butchers; grocers, greengrocers; fishmongers and poultry merchants; dealers in health foods; farmers; florists, horticulturists; bakers; confectioners;

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       tobacconists; ironmongers, hardware merchants; dealers in plastics of all kinds, antique dealers; furniture manufacturers and dealers; leather and fancy goods dealers; jewelers, radio television and electrical retailers, dealers and repairers, toys, games and sports equipment dealers; photographers and dealers in all kinds of photographic material and equipment, film producers and distributors; footwear manufacturers; textile merchants, tailors, fashion designers, ladies and gentlemen's outfitters, clothing manufacturing, boot and shoe retailers, perfumery and cosmetic dealers, hairdressers; manufacturing and retail chemists; medical suppliers; printers, publishers, stationers, advertising and publicity agents; public relation specialists, consultants, business transfer agents and employment agents; hire purchase and leasing operators; computer operators, programmers and dealers; video dealers, market research specialists; business advisers, mail order specialists; dyers and cleaners; dry cleaners, proprietors of launderettes, excavation and demolition contractors, locksmiths, security advisers, plant hirers, scrap iron and waste merchants and commodity traders and to carry on all or any of the said business, and provide services in connection therewith, either together as one business or as separate and distinct businesses, in any part of the world.

   (b) To carry on any other business which, in the opinion of the Company, may be capable of being conveniently or profitably carried on in conjunction with or subsidiary to any other business of the Company and is calculated to enhance the value of the Company's property or further its objects or any of them.

   (c) To purchase or by any other means acquire freehold, leasehold or any other property for any estate or interest whatever, movable or immovable, or any interest in such property, and to sell, lease, let on hire, develop such property, or otherwise turn the same to the advantage of the Company.

   (d) To apply for, register or by other means acquire any patents, patent rights, brevets d'invention, licenses, trade marks, concessions and inventions and to use and turn to account the same or to develop, sell or assign the same or grant licenses or privileges in respect thereof or otherwise turn the same to the advantage of the Company.

   (e) To build, reconstruct or generally maintain buildings and works of all kinds, whether or not these are situate on the property of the Company.

   (f) To invest and deal with the monies of the Company in such shares or upon such securities and in such manner as from time to time may be determined.

   (g) To amalgamate with or to make any agreement or arrangement with or enter into partnership or joint purse agreement with any other company, firm or person carrying on business similar to complementary to the business of the Company or any part thereof.
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   (h) To subscribe for, take purchase or otherwise acquire either for cash, shares or debentures in this Company or any other consideration any other company or business which, in the opinion of the Company, may be carried on so as directly or indirectly to benefit the Company.

   (i) To sell or otherwise dispose of the whole or any part of the business or property of the Company any consideration, shares or debentures as the Company may think fit.

   (j) To lend money to customers, associates and others both corporate and incorporate and to guarantee the observance and performance of obligations and contracts by customers and others.

   (k) To borrow or raise money in such manner as the Company thinks fit and secure the repayment thereof by the creation and issue of debentures, debenture stock, mortgages or in any other way.

   (l) To pay or remunerate any person, firm or company for rendering services to the Company in the promotion of the Company or the placing and issue or shares, debentures, debenture stock or other securities of the Company.

   (m) To support and subscribe to any funds and to subscribe to or assist in the promotion of any charitable, benevolent or public purpose or object for the benefit of the Company or its employees, directors or other officers past or present and to grant pensions to such persons or their dependants.

   (n) To draw, make, accept, endorse, discount and execute bills, warrants, notes or other negotiable or transferable instruments.

   (o) To assist in the promotion of or promote any company or undertaking which may appear likely to assist or benefit the Company and to place or guarantee the placing of, subscribe or underwrite or otherwise acquire any part of the stock, debentures, debenture stock or other obligations of such company.

   (p) To promote by way of advertising the Company's products and services in any manner and to reward customers or potential customers and to promote or take part in any scheme likely to benefit the Company.

   (q) To distribute in specie any of the shares, debentures or securities of the Company between the members of the Company in accordance with their rights.

   (r) To do all such other things as may be deemed incidental or conducive to the attainment of the above objects or any of them.

   All the foregoing objects shall be read and construed as separate and distinct objects and the generality of any such objects shall not be abridged or cut down by reference to any other object of the Company.

                                     3
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   4.  The liability of the members is limited.

   5. The share capital of the Company is(pound)1,000 divided into 1,000 shares of (pound)1 each.

       We, the several persons whose names, addresses and descriptions are subscribed are desirous of being formed into a Company in Pursuance of this Memorandum of Association, and we respectively agree to take the number of shares in the capital of the Company set opposite our respective names.

   -----------------------------------------------------------------------------
   NAMES, ADDRESS AND DESCRIPTIONS      Number of shares taken by each subscribe
   OF SUBSCRIBERS
   -----------------------------------------------------------------------------
   GERALD LEWIN                                           ONE
   1st Floor Offices
   8-10 Stamford Hill
   London  N16 6XZ

   COMPANY REGISTRATION AGENT


   MICHAEL HOLDER                                         ONE
   1st Floor Offices
   8-10 Stamford Hill
   London  N16 6XZ

   COMPANY REGISTRATION AGENT
   -----------------------------------------------------------------------------

         Dates this 10th day of JANUARY 2000
         WITNESS to the above signature -

         VIVIENNE LEWIN

         1st Floor Offices
         8-10 Stamford Hill
         London  N16 6XZ

         COMPANY DIRECTOR


                                     4

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                             The Companies Act, 1985

                           ----------------------------

                            COMPANY LIMITED BY SHARES

                           ----------------------------

                            Articles of Association of

                          INTERNETSTUDIOS.COM UK LIMITED

                                   PRELIMINARY

1. Subject as hereinafter provided, the regulations contained in Table A in the Companies (Tables A-F) Regulations 1985 (hereinafter referred to as Table A) shall apply to the Company.

2. Regulations 2, 3 40, 64, 73-80 (inclusive), 94, 95, 96 and 99 of Table A aforesaid shall not apply to the Company, but the Articles hereinafter contained together with the remaining regulations of Table A, subject to the modifications hereinafter expressed, shall constitute the regulations of the Company.

                                    CAPITAL

3. The initial share capital of the Company is (pound)1,000 divided into 1,000 shares of (pound)1 each.

4. The shares of the Company, whether forming part of the original capital or of any increased capital, may be allotted or otherwise disposed of to such persons and for such consideration and upon such terms as the Directors may determine subject, in the case of any shares forming part of any increased capital, to such directions as to the allotment or disposal thereof as may be given by the Company in general meeting at the time of the creation of such shares and subject also to the provisions of Regulation 2 in Table A.

5. Subject to the provisions of the Act any Preference Shares may be issued on the terms that they are, or at the option of the Company are liable, to be redeemed.

                               TRANSFER OF SHARES

6. Any share may be transferred by a member to his or her spouse or lineal descendant and any share of a deceased member may be transferred to any such relation as aforesaid of the deceased member. Save as aforesaid the Directors, in their absolute discretion and without assigning any reason therefor, may declined to register the transfer of any share whether or not it is a fully paid share. The first sentence of Regulation 24 shall not apply to the company.

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                                  DIRECTORS

7.  No person shall be appointed a Director at any general meeting unless:

    (a) he is recommended by the Directors; or

   (b) not less than fourteen nor more than thirty-five clear days before the date appointed for the meeting, notice executed by a member qualified to vote at the meeting has been given to the Company of the intention to propose that person for appointment stating the particulars that would, if he were so appointed, be required to be included in the Company's register of Directors together with notice executed by that person of his willingness to be appointed.

8. Subject as aforesaid, the Company may by ordinary resolution appoint a person who is willing to act to be a Director either to fill a vacancy or as an additional Director.

9. The Directors may appoint a person who is willing to act to be a Director, either to fill a vacancy or as an additional Director, provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the articles as the maximum number of Directors. A Director so appointed shall hold office only until the next following annual general meeting but shall be eligible for reappointment at such annual general meeting. If not so re-appointed he shall vacate office at the conclusion thereof.

10. A Director who has disclosed his interest in accordance with Regulations 85 and 86 of Table A and the provision of the Act may vote in respect of any contract, proposed contract or any arrangement in which he is interested directly or indirectly and such Director shall be counted in the quorum at any meeting at which such contract or proposed contract or arrangement is being considered.

11. A Director may hold any other office or place of profit under the Company (other than the office of Auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine.

12. Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director to act as Auditor for the Company.

13. The Company shall not be subject to Section 293 of the Act, and accordingly any person may be appointed or elected as a Director whatever his age, and no Director shall be required to vacate his office of Director by reason of his attaining or having attended to age of seventy years or any other age.

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                               BORROWING POWERS

14. The Directors may exercise all the powers of the Company to borrow money, and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and, subject to Section 80 of the Act, to issue debentures, debenture stock, and other securities whether outright or as security for any debt, liability or obligation of the Company or of any third party.

                                  SECRETARY

15. The Secretary shall be appointed by the Directors for such term, at such remuneration and upon such conditions as they may think fit, and any Secretary so appointed may be removed by them. If at any time there shall be no Secretary or for any reasons no Secretary capable of acting, the Directors may appoint an assistant or deputy Secretary.

                                  DIRECTORS

16. The first Director of Directors of the Company shall be the persons named in the statement delivered under Section 10 of the Act.

17. Unless and until otherwise determined by the Company in General Meeting the number of Directors (other than alternate directors) shall not be less than one. If at any time and from time to time there shall be only one Director (other than alternate directors) of the Company such Director may act alone in exercising all the powers, discretions and authorities vested in the Directors, and regulation 89 in Table A shall be modified accordingly.

                                  SECRETARY

18. The first Secretary of the Company shall be the person named in the statement delivered under Section 10 of the Act.


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                 NAMES, ADDRESS AND DESCRIPTIONS OF SUBSCRIBERS

            ----------------------------------------------------------


   GERALD LEWIN
   1st Floor Offices
   8-10 Stamford Hill
   London  N16 6XZ

   COMPANY REGISTRATION AGENT

   MICHAEL HOLDER
   1st Floor Offices
   8-10 Stamford Hill
   London  N16 6XZ

   COMPANY REGISTRATION AGENT

            ----------------------------------------------------------



   Dated this 10th day of JANUARY 2000

   WITNESS to the above signatures

   VIVIENNE LEWIN
   1st Floor Offices
   8-10 Stamford Hill
   London  N16 6XZ

   COMPANY DIRECTOR

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